Exhibit 99.1
September 19, 2006 UBS Paper & Forest Products Conference

This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements reflect management's current views with respect to future events and are subject to risks and uncertainties. Factors and uncertainties that could cause our actual results to differ significantly from the results discussed in the forward- looking statements include, but are not limited to: general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; the availability and price of raw materials we use; fluctuations in the cost of purchased energy; fluctuations in the costs we incur to transport the raw materials we use and the products we manufacture; assumptions related to pension and post-retirement costs; assumptions related to accounting for impaired assets; the collectibility of loans and accounts receivable and related provisions for losses; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; the accuracy of certain judgments and estimates concerning our integration of acquired operations; our ability to execute certain strategic and business improvement initiatives; and other factors, many of which are beyond our control. Our actual results, performance, or achievement could differ materially from those expressed in, or implied by, these forward-looking statements, and accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. We expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.

This presentation includes certain non-GAAP financial measures. The required reconciliations to GAAP financial measures can be found at www.templeinland.com.

Our Key Objective: Creating Superior and Sustainable Shareholder Value Shareholder value created by maximizing Return on Investment (ROI) Existing portfolio of businesses well-positioned to maximize ROI and cash flow Corrugated Packaging, Forest Products and Financial Services Significant opportunity for new Real Estate segment including High-Value Land Board of Directors and Management team: committed to shareholder value creation Focused strategy and execution of strategic initiatives drive ROI and shareholder value

Our Strategy is Focused on Driving ROI Corrugated Packaging 10.4% 5.6% 4.7% 0.8% (46% of Assets) Forest Products 37.1% 25.8% 21.9% 5.6% (22% of Assets) Real Estate 17.0% 11.8% 9.5% 6.7% (9% of Assets) Financial Services 21.8% 21.7% 20.8% 18.2% (23% of Assets) Temple-Inland 15.7% 8.8% 8.3% 1.3% YTD 2006 2005 2004 2003 ROI

Temple-Inland Strategy Market-driven, customer-focused Company Focus on Corrugated Packaging from an integrated platform Maximize the value of Timberlands through the alignment of well-located converting operations with accelerated fiber growth Value creation from Real Estate, including high-value land Realization of earnings and cash flow from Financial Services, which is a low-cost, low-risk provider of financial products

Our Success In Creating Shareholder Value 3 year Temple-Inland 88 Peer Median -12 S&P 500 27 Note: Total return includes share price appreciation plus dividends. Peer index includes ABY, BOW, CSAR, DTC, IP, LFB, MWV, SSCC, PKG, WY. (a) Prices as of August 4, 2006. Total Shareholder Return Exceeds Peer Median and S&P 500(a) Three Year Total Shareholder Returns

Top ROI Performance 2005 ROI (a) ROI defined as EBIT/Investment. TIN PKG IP WY LFB MWV BOW CSAR SSCC ABY DTC 0.088 0.057 0.052 0.05 0.046 0.028 0.02 0.012 -0.022 -0.023 -0.097 PKG LFB

TIN PKG ABY BOW MWV DTC WY SSCC CSAR LFB IP 0.157 0.093 0.061 0.048 0.024 0.009 0.009 0 -0.006 -0.033 -0.063 PKG LFB (a) ROI defined as EBIT/Investment. YTD 2006 ROI Top ROI Performance

Strong Cash Flow Will Continue to Drive Shareholder Value 2000 2001 2002 2003 2004 2005 Future 161 323 598 877 1070 1245 Real Estate (a) (a) Free cash flow defined as cash from operations less capital expenditures, which were $223 in 2000, $184 in 2001, $112 in 2002, $137 in 2003, $223 in 2004, and $224 in 2005. (Dollars in Millions)

Consistent and Increasing Return of Cash to Shareholders 4th consecutive annual dividend increase 2006 - 11% increase to $1.00 2005 - 25% increase to $0.90 $0.50 special dividend in 2004 Share repurchase programs 18 million shares repurchased since 1st qtr. 2005 New 6.0 million share authorization Stock split 2-for-1 split effective April 1, 2005 2002 2003 2004 2005 2006 Ordinary Dividend 0.64 0.68 0.72 0.9 1 Special Dividend 0.5 1.44 Post-Split Basis $1.22

Corrugated Packaging Segment Highlights 6 containerboard mills - 3.5 million tons, 65 converting facilities - 3.7 million tons Attractive industry fundamentals Best-positioned paper grade # 3 industry producer 102% integration Business Highlights Lowering Costs, Improving Efficiency and Gaining Market Share Financial Highlights (Dollars in Millions) 2005 2004 2003 Revenue $2,825 $2,736 $2,700 EBIT $120 $96 $18 Investment $2,136 $2,056 $2,249 ROI 5.6% 4.7% 0.8% ROI YTD 2006 = 10.4%

Corrugated Packaging Operating Income Improvement 2003 - 2005 Operating Income Improvement (Dollars in Millions) Business Improvement Factors Integration Eliminate downtime Mills running full, operate more efficiently Project TIP $75 million annual savings Asset Utilization Box plant rationalization Volume growth Ends Float 2003 Operating Income 18 Market Related Factors 0 0 -108 Business Improv. 0 0 210 0 2004 Operating Income 96 2005 Operating Income 120 2004-05 2004-05

Corrugated Packaging Business Improvement 2004 Actual 143 2005 Actual 143 67 Future 143 67 90 Cumulative Business Improvements, Excluding Price (Dollars in Millions) $210 $143 $300 Lower mill costs Increased asset utilization Lower converting costs Volume growth Culture of Manufacturing Excellence Future Business Improvements

Corrugated Packaging Comparative Cost Performance 0.6% PCA 17.2 Weyerhaeuser 12.5 Smurfit-Stone 12.0 2005 vs. 2003 % Change In Cost

Forest Products Segment Highlights Strategic timberlands 1.8 million acres 50% fiber self sufficiency Low-cost converting operations integrated with our fiber resources Substantially all fiber consumed internally Business Description Integration Drives ROI and Maximizes Value Financial Highlights (Dollars in Millions) 2005 2004 2003 Revenue $1,040 $972 $803 EBIT $219 $196 $55 Investment $848 $893 $982 ROI 25.8% 21.9% 5.6% ROI YTD 2006 = 37.1%

Integrated Wood Products Business Substantially All Fiber Consumed Internally - Integration Necessary for ROI Maximization

2004 2009 2014 Sawlogs 23 31 46 Pulpwood 31 34 39 Higher Returns from Increasing Harvest Fiber growth is accelerating 50% increase over next 10 years Doubles in next 30 years Mix improvement Sawtimber harvest nearly doubles over next 10 years Sawtimber value 5x pulpwood Key Drivers Integration Profile 54% 65% 85% Increasing Fiber Integration Increases ROI Solid Wood ROI (Avg. 2000 - 2005) 2014 Est. 13% 25% Fiber Usage* * Fiber usage held constant.

Real Estate Segment Highlights New segment 1st qtr. 2006 Business includes: High-Value Land Lumbermen's Investment Corp. Ventures Business will operate as Forestar Real Estate Group Business Description Financial Highlights (Dollars in Millions) 2005 2004 2003 Revenue $113 $152 $93 EBIT $44 $36 $22 Investment $372 $377 $329 ROI 11.8% 9.5% 6.7% New real estate website: www.forestargroup.com ROI YTD 2006 = 17.0%

Population Growth California Arizona Texas Florida North Carolina Georgia Source: U.S. Census Bureau and Demographia 20 Top 6 states will have 51 million of 80 million new people between 2000 and 2030, generating over 28 million new homes in these top six states

2 3 37 2 1 1 3 26 State Project Count Diversified Across Markets 75 Projects - 238,000 acres - 8 States - 11 Markets 21

Located in Prime Markets 19

Atlanta Market Trends 9th largest MSA in the U.S. Largest pop. increase in U.S. ('90 - '03) 13.5% projected pop. increase by 2010 Atlanta's airport is the world's busiest #1 market for new building permits Source: Demographics Now 23

Our Strategy for Value Creation Opportunity Value Chain Acres Projects Relative Capital Required Development Acquire & Develop: for final use, return on capital discipline 13,000 53 High User Value Entitlement: zoning, sewer, water and road access 22,000 20 Low to moderate High-Value Land Location: in growth corridors, not yet entitled 203,000 Book basis Total 238,000 73 Value

Real Estate Pipeline (Acres)

Financial Services Segment Highlights Guaranty Bank: $18 billion in assets Strong historical earnings, ROI, and cash flow Earnings of $1.7 billion over last 10 years Average 10-year ROI of 19% Well-positioned with 141 branches in attractive and fast- growing TX and CA markets Business Description Financial Highlights (Dollars in Millions) 2005 2004 2003 Revenue $983 $988 $1,099 EBIT $201 $195 $181 Investment $927 $938 $996 ROI 21.7% 20.8% 18.2% ROI YTD 2006 = 21.8%

High Growth Deposit Markets And Asset Growth Loan Markets Dallas / Ft. Worth $2.2bn Beaumont $0.3bn Houston $1.6bn San Antonio $0.3bn Austin $0.7bn Modesto $0.3bn Stockton $0.6bn Riverside / San Bernardino $0.8bn San Diego $0.1bn San Francisco / Oakland $0.2bn $6.6 billion Deposits 98 Branches 8th Largest Bank $2.7 billion Deposits 51 Branches 30th Largest Bank Deposit Markets Financial Services has 34 targeted markets and a diversified loan portfolio

Temple-Inland YTD 2006 Financial Results Net income (loss) per dil. Share $ 2.38 $ 0.99 Special items (0.71) 0.13 Net income per dil. share $ 1.67 $ 1.12 excluding special items 2006 2005 YTD 2006 Results 49% Increase

Temple-Inland Summary Growing Returns + Investments, Disciplined by ROI + Returning Cash to Shareholders Dividends Share Repurchases + Significant Opportunity for new Real Estate segment including High-Value Land = Creating Superior and Sustainable Shareholder Value